Exhibit 10.3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	J
PAGE OF PAGES	1 | 5
2. AMENDMENT/MODIFICATION NO.	
3. EFFECTIVE DATE	03-Jun-2015
4. REQUISITION/PURCHASE REQ. NO.	
5. PROJECT NO. (If applicable)	
6. ISSUED BY CODE	HC1047
	DEFENSE INFORMATION SYSTEMS AGENCY P.O. BOX 549 FT. MEADE MD 20755
7. ADMINISTERED BY (If other than item 6) CODE	See Item 6
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)	IRIDIUM SATELLITE LLC SCOTT SCHEIMREIF 1750 TYSONS BOULEVARD MCLEAN VA 22102-4206
9A. AMENDMENT OF SOLICITATION NO.	
9B. DATED (SEE ITEM 11)	
X 10A. MOD. OF CONTRACT/ORDER NO.	HC1047-14-C-4000
X 10B. DATED (SEE ITEM 13)	18-Oct-2013
CODE	1R7A4
FACILITY CODE	

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 43.103(a)(3), "Agreement of the Parties" and 52.243-1 Alt I

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: watsonc15958

The primary purpose of this modification is administrative to:

1. Update the SOW dated 8 April 2015;
2. Update section H6 (Service Availability) and
3. Changes to the SOW and section (H6), Service Availability, are marked by bars in the left margin.

This administrative modification also added FAR Clause 52.243-1 Alt I, Changes - Fixed Price; updated Section A, "issued by" organization change and Section B, the "ship to address" in the delivery schedule.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) TEL: EMAIL:	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY (Signature of Contracting Officer)	16C. DATE SIGNED

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

HC1047-14-C-4000

(watsonc15958)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

                The 'issued by' organization has changed from

                                DISA/DITCO-NCR/PL64

                                6910 COPPER AVE

                                FORT MEADE MD 20755-7090

                                to

                                DISA/CONTRACTS-NCR /PL64

                                6914 COOPER AVE

                                FORT MEADE MD 20755-7090

                The 'administered by' organization has changed from

                                DISA/DITCO-NCR/PL64

                                6910 COPPER AVE

                                FORT MEADE MD 20755-7090

                                to

                                DISA/CONTRACTS-NCR /PL64

                                6914 COOPER AVE

                                FORT MEADE MD 20755-7090

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0002 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC

POP 22-OCT-2014 TO 21-OCT-2015	N/A	DEFENSE INFORMATION SYSTEMS AGENCY LAWRENCE MACHABEE 6910 COOPER AVENUE FT. MEADE MD 20755 301.225.2312 FOB: Destination	HC1047

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	DODAAC

POP 22-OCT-2014 TO 21-OCT-2015	N/A	DEFENSE INFORMATION SYSTEMS AGENCY JANICE L. COLLINS P.O. BOX 549 FT. MEADE MD 20755 301-225-4286 FOB: Destination	HC1047

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

HC1047-14-C-4000

(watsonc15958)

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

        SERVICE AVAILABILITY

H6 – Service Availability

Service availability is defined as the ability of an EMSS customer to be able to obtain and maintain service connectivity for any service under this contract.

Iridium is required to meet the service availability requirements defined and contained within this contract’s Statement of Work.

[***]

Any credit shall be applied to the invoice for the applicable month in which the actual service performance did not meet the target service performance metric; provided, however,  that in no event shall the total disincentive payment credits for an individual contract year exceed [***].

The [***]and [***] exclude any outage that may be caused by: (1) interference caused by Ka-Band transmissions from other satellite systems; (2) outages resulting from issues in Ka-Band connectivity between the Iridium constellation and the EMSS Gateway that are capable of being resolved through implementation of a remote Earth Terminal solution, but excluding outages resulting from Iridium network anomalies that would not be resolved by a remote Earth Terminal solution; (3) the EMSS Gateway (such as autodialers placed in locations with obscura or the lack of timely coordination with Iridium for autodialers exhibiting performance issues); and/or (4) outages outside the control of Iridium, such as an act of nature (such as heavy rainstorms, tropical storms and/or hurricanes), act of Government, act of war, act of terrorism or other force majeure, all of which will excuse Iridium from meeting the [***] and/or [***] provided above. The following definitions apply to this clause: [***]

The data necessary to be gathered from the DoD Gateway in support of Iridium's monthly reporting of the [***] and the [***] will be supplied by the Government in a timely manner as mutually agreed between Iridium and the Government.

SECTION I - CONTRACT CLAUSES

The following have been added by full text:

52.243-1     CHANGES--FIXED-PRICE (AUG 1987) - ALTERNATE I (APR 1984)

(a) The Contracting Officer may at any time, by written order, and without notice to the sureties, if any, make changes within the general scope of this contract in any one or more of the following:

(1) Description of services to be performed.

(2) Time of performance (i.e., hours of the day, days of the week, etc.).

(3) Place of performance of the services.

(b) If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, whether or not changed by the order, the Contracting Officer shall make an equitable adjustment in the contract price, the delivery schedule, or both, and shall modify the contract.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

HC1047-14-C-4000

(watsonc15958)

(c) The Contractor must assert its right to an adjustment under this clause within 30 days from the date of receipt of the written order. However, if the Contracting Officer decides that the facts justify it, the Contracting Officer may receive and act upon a proposal submitted before final payment of the contract.

(d) If the Contractor’s proposal includes the cost of property made obsolete or excess by the change, the Contracting Officer shall have the right to prescribe the manner of the disposition of the property.

(e) Failure to agree to any adjustment shall be a dispute under the Disputes clause. However, nothing in this clause shall excuse the Contractor from proceeding with the contract as changed.

(End of clause)

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The following have been modified:

        ATTACHMENTS

LIST OF ATTACHMENTS

1.	Statement of Work entitled Enhanced Mobile Satellite Services Airtime dated 18 Oct 2013 and revised dated 08 April 2015 is incorporated into this contract.

(End of Summary of Changes)

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

Defense Information System Network

Enhanced Mobile Satellite Services (EMSS) Airtime

Statement of Work

Updated 08 April 2015

Defense Information Systems Agency (DISA)

Enhance Mobile Satellite Service (EMSS), IE21

6910 Cooper Ave, Ft. Meade, Md 20755

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

Table of Contents

1.0 OVERVIEW	8

1.1 Background	8
1.2 Contract Scope	8
1.2.1 Definitions	9
Subscriber	9
Follow-Me Paging	9
Stand-Alone Paging	9
SIM	9
Short Burst Data	9
Multicast	10
Global Multicast	10
Global Data Broadcast	10
OpenPort	10
L-Band Transceiver	10
Help Services	10

2.0 EMSS CONTRACT REQUIREMENTS	10

2.1 EMSS PROGRAM MANAGEMENT	11
2.1.2 Progress Reporting	11
2.1.3 Semi-Annual Planning and Design Review	11
2.2 Configuration Management Controls	12
2.3 EMSS SERVICES	12
2.3.1 EMSS Connection Services	12
2.3.2 Priority of Service	13
2.3.3 Service Availability	13
2.3.4 Quality of Service	14
2.3.4.1 [***]	14
2.3.5 Outage Reporting	15
2.3.6 Host Nation and Franchise Operation Rights	15
2.4 Emergency Management	15
2.5 Security Incident Reporting	16
2.6 Implementation of Planned EMSS System Enhancements	16

3.0 PLACE OF PERFORMANCE	17

4.0 PERIOD OF PERFORMANCE	18

5.0 DELIVERABLES	18

6.0 SECURITY REQUIREMENTS	18

6.1 Facility Security Clearance	19
6.2 Security Clearance and Information Technology (IT) Level	19
6.3 Investigation Requirements	19
6.4 Visit Authorization Letters	19
6.5 Information Security and other miscellaneous requirements	20
6.6 COMSEC	20
6.7 Defense Courier Service (DCS)	20
6.8 GOVERNMENT-FURNISHED EQUIPMENT (GFE)/GOVERNMENT-FURNISHED INFORMATION (GFI)	20

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

7.0 OTHER PERTINENT INFORMATION OR SPECIAL CONSIDERATIONS	20

7.1 Delivered Materials	20
7.2 Identification of Possible Follow-on Work	20
7.3 Identification of Potential Conflicts of Interest (COI)	21
7.4 Identification of Non-Disclosure Requirements	21
7.5 Packaging, Packing and Shipping Instructions	21
7.6 Inspection and Acceptance Criteria	21

8.0 SECTION 508 ACCESSIBILITY STANDARDS	21

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

ENHANCED MOBILE SATELLITE SERVICES AIRTIME

STATEMENT OF WORK

1.0 Overview

This Statement of Work (SOW) defines requirements for Enhanced Mobile Satellite Services (EMSS) acquisition to serve the Department of Defense (DOD) and other United States Government (USG) users throughout the world by leveraging the commercial Iridium Satellite LLC, hereinafter “Iridium” satellite constellation. Specifically, this SOW provides the DISA-Sponsored subscribers with EMSS airtime service utilizing the Iridium constellation.

1.1 Background

The DOD/USG has validated requirements for voice and data communications to support missions in polar regions, special operations, Very Important Person (VIP) communications, search and rescue operations, disaster relief efforts and other Command, Control, Communications and Intelligence (C3I) efforts worldwide.  These communications may be located within line of sight, over the horizon, at a distant theater location, or at a distant CONUS or OCONUS location.  To support many of these missions, these communications will require end-to-end security interoperability with the existing embedded base of Type I Secure equipment.  The communications network required to support these locations must provide global coverage from 90 degrees North to 90 degrees South.  To allow user mobility, the secure handset must be small and light weight.  EMSS provides a means to accommodate many, if not all, of the war fighter and other mission requirements.

1.2 Contract Scope

This contract provides DOD/USG with a global satellite communication services for handset, pager, Subscriber Identification Module (SIM)-based and SIM-less short burst data (SBD), Distributed Tactical Communications System (DTCS) push-to-talk (PTT) or like services and other potential mobile/stationary configurations. Future services and/or capabilities may be developed for the Iridium / EMSS gateway and may be incorporated into this contract. This contract provides for unlimited airtime services, or some other variation thereof as further defined in the contract. The Contractor shall provide access service to individual Government subscribers who may possess pagers, handsets, SBD-enabled devices, or other devices and equipment.

Manufacturing, ordering and provisioning of handsets, secure sleeves, pagers and other communication devices and accessories will be accomplished under a separate contract.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

In addition, the day-to-day operation and maintenance (O&M) of the Government Gateway used to support Iridium services for the DOD/USG and to provide connectivity to the global Defense Information System Network (DISN) will be accomplished under a separate contract.

The Contractor shall ensure the Government is allowed complete access to the global Iridium system and services utilizing full Government unique functionality.

The Contractor shall cooperate and coordinate with other EMSS contractors on the Gateway operation on user account information, provisioning, troubleshooting and any other information essential to EMSS.

1.2.1 Definitions

Subscriber

A government Iridium service subscriber is an individual who uses a voice or data device or pager.  Each telephone device that uses a SIM card, each L-Band Transceiver (LBT), each stand alone pager, and each SIM-less SBD device registered and activated for service to the DOD Gateway will be counted as a separate subscriber.  Pagers registered and activated for use in a follow-me pager mode in conjunction with a handset will not be counted as a separate subscriber.

Follow-Me Paging

Follow-me paging means that the pager works in conjunction with an Iridium handset to maintain the user’s location, and therefore, eliminates the need to update message delivery areas.

Stand-Alone Paging

Stand-alone paging is independent of voice service, and applies where a subscriber can specify up to three delivery areas where the pager will receive messages.

SIM

Subscriber Identification Module (SIM) is a smart card roughly the size of a postage stamp that securely stores the key identifying a mobile phone service subscriber,  as   well  as, subscription information, saved telephone numbers, preferences, text messages and other information.

Short Burst Data

Short Burst Data  (SBD) is  a  data   service  that  enables wireless data   applications to cost-effectively send and receive short data transactions efficiently

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

over the Iridium network using either the 9522 LBT or  9600 series Talladega SBD modem or future SBD modems

Multicast

Multicast (commonly referred to as DTCS) provides the sender the ability to transmit a single voice and/or data message to a select group of recipients on the network. Multicast networks will not be counted as a subscriber.

Global Multicast

This capability may be incorporated into other handsets or devices that utilize the Iridium network. Multicast networks will not be counted as a subscriber.

Global Data Broadcast

Global Data Broadcast (GDB) is a satellite-based wireless broadcast service. The GDB service allows data providers to reach an unlimited number of subscribers quickly and efficiently. Any type of digital data can be delivered to discrete locations, single and/or multiple non-contiguous regions, or globally. Users can be part of one or more broadcast groups and receive multiple subscriber services simultaneously

OpenPort

OpenPort currently offers 3 phone circuits and one data circuit (up to 128 kbs) on   a single platform.

L-Band Transceiver

The L-Band Transceiver (LBT) transmits and receives data messages across the Iridium satellite network utilizing inter-satellite links to reach the Iridium gateway where it communicates with the host system via an e-mail interface.

Help Services

Resolution of trouble assistance calls pertaining to the Iridium services.  The Contractor shall provide a centralized point of contact for reporting service troubles on a 24/7 basis.  Reporting shall be done by telephone, email, or fax.

2.0 EMSS CONTRACT REQUIREMENTS

The Contractor shall furnish the necessary personnel, materials, facilities, and services to provide Iridium services throughout the world in accordance with (IAW) this SOW.  The Contractor shall furnish all commercial components, software and services delivered under this contract according to the commercial standards applicable to such items.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

References to "the Government" in this SOW shall be interpreted to mean an authorized Government representative as designated by the EMSS Contracting Officer.

2.1 EMSS PROGRAM MANAGEMENT

The Contractor shall monitor, evaluate, and report on the EMSS program activities and technical status to the Government.  The Contractor shall develop a monthly status report that identifies significant activities, network problems, and network performance reports to include identification of service interruptions or downtimes during the reporting period.

2.1.2Progress Reporting

The Contractor shall report the EMSS program activities and technical status to the Contracting Officer and Contracting Officer Representative (COR) and any office as directed by the COR no later than the 5th of each month.  At a minimum, the monthly report will include items stated in paragraph 2.1 above.

The Contractor shall provide the Government with the status of the health and performance of the Iridium constellation on a quarterly basis.

Deliverable:

Monthly Progress Report

Quarterly Health and Performance Report

2.1.3Semi-Annual Planning and Design Review

The Contractor shall participate in semi-annual reviews conducted at the Contractor’s facility or as directed by the Government.  The Contractor shall address the status of available EMSS services and the Contractor shall assess the potential for changes that can reduce costs, improve end-user services, or enhance administrative and management systems.  The Contractor shall prepare and present analyses and data in briefing format to support the Planning and Design Review to include, but may not be limited to such topics as:

•	Current network design and engineering data
•	Growth analyses and resources allocations
•	Trend analyses and projections
•	Advanced planning data and contingency plans
•	Security of the EMSS services, Government User Terminals and Gateway

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

•	Analyses of changes in technology that may be inserted into the underlying network that provides EMSS services
•	Status of Host Nation Agreements and Commercial Franchise Rights

The Contractor shall also recommend potential EMSS service improvements that can be initiated and/or implemented in the coming year.  The first semi-annual review shall be conducted six months after contract award.  The Contractor and Government shall jointly prepare an agenda for each review meeting.  The Contractor shall prepare and submit semi-annual planning review minutes and presentations for review and approval by the Government.

Deliverable:

Semi-Annual Planning and Design Review

2.2 Configuration Management Controls

The Contractor shall provide configuration management and control of all Iridium constellation network software/firmware required to interface to and to maintain operation of the constellation under the terms of this contract for the entire contract performance period.  The Contractor shall also notify the Government of any hardware or software changes or upgrades needed to maintain an interface to the network.

2.3 EMSS SERVICES

2.3.1EMSS Connection Services

The services include, but are not limited to, the following:

•	Global access to the EMSS system with operating parameters of commercial system operation
•	End-to-end voice communications, including Type 1 voice encryption
•	End-to-end data/facsimile services
•	Messaging services to include Paging
•	Supplemental Services
•	Future Services (upon availability)
•	Supplemental services include, but are not limited to:
•	Call forwarding
•	Call hold
•	Call waiting
•	Blocking of all incoming calls, Closed user groups

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

•	Multi-party service (call conferencing), SBD and RUDICS.
•	Global Positioning Service (GPS)
•	Multicast
•	OpenPort
•	Global Broadcast Data
•	Optional Supplemental Services include, but are not limited to:
•	K-Band

[***] will not be levied against the government or its authorized service provisionary.

2.3.2 Priority of Service

In any geographical area/region or at any time when satellite bandwidth may be limited, Government Gateway subscribers who have been provisioned with priority SIM cards as provided in the contract will have Priority over all other users.

2.3.3 Service Availability

Service Availability is defined as the ability of an EMSS customer to be able to obtain and maintain service connectivity for any service under this contract.  The acceptable overall service availability is [***] as further defined below. Outages outside the control of the Contractor will not count against service availability.

Service availability is measured by the following factors:

1. Gateway Connectivity

2. Voice Connectivity

3. Data Connectivity

Gateway Connectivity

The Contractor shall provide service advisories to the Government in a timely manner on the status of the constellation, service-affecting outages, scheduled outages, constellation service gaps and predictions of constellation service.   The Contractor shall maintain these records on-line for 90 calendar days and archive off-line for an additional 2 years.

The Contractor shall also provide the EMSS Gateway Operators with advisories of significant service-affecting events and problems relating to all service including the ground segment via telephone or electronically within 24 hours of occurrence.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

Voice Connectivity

The Contractor shall ensure a satellite phone voice availability rate of a minimum of [***] as measured by [***].  This rate excludes any outage that may be caused by the DOD gateway as provided in the contract.  The contractor shall ensure the Iridium services are supported with a [***] of a minimum of [***] and a [***] of no greater than [***] based on a [***] with the exception of the final year of the contract whereupon these metrics change to [***] and [***], respectively.

Data Connectivity

The Contactor shall ensure that data is transmitted via the constellation to and from the gateway and end user device in an efficient manner.

2.3.4 Quality of Service

The Contractor shall provide voice/data traffic that is intelligible and usable.  Quality of service performance is to include voice recognition, bit error rates, and call set-up times shall be in accordance with the Contractor’s standard commercial practices for the network.

2.3.4.1 [***]

The following table defines the [***] for each contract year.

	[***]	[***]
Year 1	[***]	[***]
Year 2	[***]	[***]
Year 3	[***]	[***]
Year 4	[***]	[***]
Year 5	[***]	[***]

The [***] will be established by utilizing [***]. The [***] at the [***] will be configured to [***].  The [***] and [***] will be a [***].

Deliverable:

Monthly [***] Report

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

2.3.5 Outage Reporting

2.3.5.1 Unscheduled Outages

The Contractor shall notify the Government of any unscheduled outage within 30 minutes or less of the Contractor’s confirmation of the outage while the outage persists, the Contractor shall provide data to the Government by either fax or email on a daily basis.  This includes the status of the constellation, service-affecting outages, and constellation service gaps (blackouts).  If applicable, reporting shall include predictions of constellation service gaps for the next 30 days.  This information shall be reported from the Iridium Satellite Network Operations Center (SNOC) to the DOD Gateway. The Contractor shall maintain these records for 2 years and upon request, deliver these records to the Government.

2.3.5.2 Scheduled Outages

The Contractor shall provide the DOD Gateway Operators with advisories of scheduled outages and events that may potentially negatively impact US Government Iridium services.  These advisories shall be provided via telephone, fax or email no later than 30 days before the scheduled outage. For scheduled outages occurring within the 30 day window, the Contractor will notify the Government as quickly as possible.

2.3.6 Host Nation and Franchise Operation Rights

The Contractor shall conduct negotiations and attain approvals for Host Nation/Landing Rights and commercial franchise operations rights, to provide the Government with complete EMSS system access and service operation on a global basis from 90 degrees North to 90 degrees South.  This access includes full utilization of all unique Gateway services and features.  The Contractor shall provide status to the Government on progress in obtaining Host Nation/Landing Rights and commercial franchise operations rights as part of the Semi-Annual Planning and Design Reviews.

2.4 Emergency Management

The Contractor shall attempt to maintain service and network management operations under emergency and damage conditions and shall provide the capability to expand EMSS services to meet these conditions, subject to the commercial system limitations.  The Contractor shall notify the Contracting Officer or the Contracting Officer Representative immediately whenever, an emergency or damage situation arises.  To the extent that the commercial EMSS system complies with the procedures, guidance, and regulations in Reference 3, FCC Memorandum and Order No. 88-341, the Contractor

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

shall ensure that the Gateway also complies, subject to any limitations that may result from a DISN-only interconnection.  The Contractor shall facilitate the rapid expansion of the Government EMSS services in an emergency situation, subject to the limitations imposed by the commercial EMSS system. The Contractor shall cooperate and coordinate with the Government in responding to emergencies on 24 hours per day, 7 days per week basis.

2.5 Security Incident Reporting

The Contractor shall provide reports on security management that include, but are not limited to, daily and monthly summaries of attempted system break-ins that affect (or could affect) the operation and management of Government EMSS services.  Security incident reporting will provide the capability to log all security-related events (to include the detection of attempted system break-ins), which affect (or could affect) the operation and management of backbone transmission services and could therefore affect services provided to the DISN customers through this contract. At a minimum, the Government should receive a monthly Security Incident Report and this report should be provided to the Contracting Officer and to the COR. Critical instrusion attempts may warrant more frequent reports.

Deliverable:

Security Incident Report

2.6 Implementation of Planned EMSS System Enhancements

The Contractor shall, to the maximum extent practical, consider enhancements in its overall EMSS architecture and design for the Government Gateway.  The ability of the Contractor to exercise any of these enhancements will be dependent upon commercial system approvals for such enhancements and modifications to the commercial EMSS system.  The Contractor shall notify the Government when such upgrades, software patches, point releases, major releases and enhancements become commercially available and/or allowed to be implemented in the Government Gateway.  The Government will request that the Contractor submit a separate proposal for implementation of these enhancements.  The Government reserves the right to exercise any, not one, or all of these enhancements in the future.  These enhancements may include, but shall not be limited to, the following:

•	Billing System Modifications
•	User Information/Access Control Capability
•	Gateway Network Management Functions

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

•	Signaling Encryption Capability
•	Subscriber Location Query
•	Short Burst Messaging
•	Host Nation Approvals
•	Defense Messaging System Interface
•	High Data Rate Transmission (Ka Band Feeder Link)
•	Clear and Type I Encrypted Push-to-Talk Netted Service
•	Encrypted End-to-End Data/Facsimile/Messaging Services

3.0 Place Of Performance

The places of performance for this contract will be at the Contractor’s facilities in Leesburg, Virginia and Tempe and Chandler, Arizona and/or the DOD Gateway Facilities in Wahiawa, Hawaii.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

4.0 Period Of Performance

The Period of Performance is from 22 October 2013 to 21 October 2018.

5.0 Deliverables

The following table represents the required deliverables under this contract.  The contractor-determined format must be approved by the COR. This list may be updated as new deliverables are added or modified:

SOW Task#	Deliverable Title	Format	Number	Calendar Days
2.1.2	Health & performance	Contractor-Determined Format	Standard Distribution *	Quarterly
2.1.2	Progress, Status, Usage & Management Report	Contractor-Determined Format	Standard Distribution*	Monthly (5th of each month)
2.1.3	Semi-Annual Planning & Design Review	Contractor-Determined Format	Standard Distribution*	Semi-Annual
2.3.4.1	[***]	Contractor-Determined Format	Standard Distribution*	Monthly (10th of each month)
2.5	Security Management Report	Contractor-Determined Format	Standard Distribution*	Monthly

* Standard Distribution:  1 copy of the Deliverable to

Jonathan Gray  jonathan.d.gray30.civ@mail.mil

Carol M. Watson  carol.m.watson.civ@mail.mil

Janice Collins  janice.l.collins14.civ@mail.mil

Michael Nicholas Michael.A.Nichols16.civ@mail.mil

6.0 Security Requirements

Contractor personnel will be escorted when rights of entry and exit from the Government facilities are required for performance of work under this contract.  Contractor employees shall comply with all applicable directives and policies regarding conduct of personnel

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

and operation of the facility.  Contractor personnel will be required to "sign in" upon entry to and "sign out" upon exit from any Government facility.

a) A clearance is not required for this contract.  Contractor personnel will be escorted at all times when access to the facility is required.

b) The contractor may be required to access Sensitive but Unclassified and For Official Use Only information and data in order to perform the work necessary on this contract.

c) The contractor does not require access to any CLASSIFIED data, documents, maps, planning documents and other information resources and data in order to perform under the specifications of the contract.

6.1 Facility Security Clearance

NONE.

6.2 Security Clearance and Information Technology (IT) Level

Not Applicable.

6.3 Investigation Requirements

Not Applicable.

6.4 Visit Authorization Letters

All Contractors shall be escorted while on site.  Prior to the start of the project, the contractor shall submit a visit request for all personnel.  No cell phones, two way pagers, memory sticks or other recordable media will be allowed in the building where work will be performed.  Contractor laptops and other tools used to conduct the installation may be allowed after a thorough security check by EMSS Security Officer.

The Contractor shall be responsible with providing all employee information to the EMSS Security Officer in order to complete a visitor request.  The visit request must be on a company/agency letterhead and sent to EMSS DoD Gateway Security Officer by fax at 808-653-4049 (visitors CANNOT carry it with them). Requests must be received by EMSS DoD Gateway Security Officer at least two weeks prior to visit.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

6.5 Information Security and other miscellaneous requirements

Contractor personnel must comply with local security requirements for entry and exit control for personnel and property at the government facility. Contractor employees will be required to comply with all Government security regulations and requirements.  Initial and periodic security training and briefings will be provided by Government security personnel.  Failure to comply with security requirements can be cause for termination of employment.

The Contractor shall not divulge any information about DoD files, data processing activities or functions, user identifications, passwords, or any other knowledge that may be gained, to anyone who is not authorized to have access to such information.  The Contractor shall observe and comply with the security provisions in effect at the DoD facility.  Identification shall be worn and displayed as required.

6.6 COMSEC

Not Applicable.

6.7 Defense Courier Service (DCS)

Not Applicable.

6.8 GOVERNMENT-FURNISHED EQUIPMENT (GFE)/GOVERNMENT-FURNISHED INFORMATION (GFI)

NONE.

7.0 OTHER PERTINENT INFORMATION OR SPECIAL CONSIDERATIONS

7.1 Delivered Materials

All delivered materials shall become and remain the property of the U.S. Government under control of the EMSS PMO COR.

7.2 Identification of Possible Follow-on Work

NONE.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

7.3 Identification of Potential Conflicts of Interest (COI)

FAR Part 9.501 defines “organizational COI” as a situation where because of other relationships or activities a person (company) is unable or potentially unable to render impartial assistance or advice to the Government or cannot objectively perform contract work or has an unfair competitive advantage.  FAR 9.502 states that “an organization COI may result when factors create an actual or potential conflict of interest on an instant contract, or when the nature of the work to be performed on the instant contract creates an actual or potential COI on a future acquisition.”  An “organizational COI” exists when the nature of the work to be performed may, without some restriction on future activities, (1) result in an unfair competitive advantage to the contractor on other contracts or (2) impair the contractor’s objectivity in performing the contract work.  The primary burden is on the contractor to identify any organizational COI, however, the Government has the responsibility to identify and evaluate such conflicts.  The KO is charged with avoiding, neutralizing or mitigating such potential conflicts.  The customer must make a determination that no COI exist, or identify any potential COI that may exist for the execution of this contract/TO.

7.4 Identification of Non-Disclosure Requirements

NONE.

7.5 Packaging, Packing and Shipping Instructions

FAR clauses related to this article may be incorporated into the contract.

7.6 Inspection and Acceptance Criteria

The Government will inspect and accept all deliverables under this contract.

8.0 SECTION 508 ACCESSIBILITY STANDARDS

The following Section 508 Accessibility Standard(s) (Technical Standards and Functional Performance Criteria) are applicable (if box is checked) to this acquisition.

Technical Standards

☐ 1194.21 - Software Applications and Operating Systems

☐ 1194.22 - Web Based Intranet and Internet Information and Applications

☐ 1194.23 - Telecommunications Products

☐ 1194.24 - Video and Multimedia Products

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104

☐ 1194.25 - Self-Contained, Closed Products

☐ 1194.26 - Desktop and Portable Computers

☐ 1194.41 - Information, Documentation and Support

The Technical Standards above facilitate the assurance that the maximum technical standards are provided to the contractor.  Functional Performance Criteria is the minimally acceptable standards to ensure Section 508 compliance.  This block is checked to ensure that the minimally acceptable electronic and information technology (E&IT) products are proposed.

Functional Performance Criteria

☐ 1194.31 - Functional Performance Criteria

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FOR OFFICAL USE ONLY

SOURCE SELECTION INFORMATION – SEE FAR 2.101 AND 3.104